  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2019

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2635 East Millbrook Road Raleigh, NC (Address of principal executive offices)	27604 (Zip Code)

(540) 362-4911
(Registrant's telephone number, including area code)

5008 Airport Road, Roanoke, Virginia
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment to Credit Agreement

On January 10, 2019, the Company entered into Amendment No. 2 to the Credit Agreement dated as of January 31, 2017 (the “Amendment”), among Advance Stores Company, Incorporated, as Borrower, Advance Auto Parts, Inc., as Parent, the banks, financial institutions and other institutional lenders parties thereto and Bank of America, N.A., as Administrative Agent. The Amendment: (i) added a new definition of "Insurance Subsidiary" to the Credit Agreement meaning each wholly owned subsidiary of Parent that is maintained as a special purpose self-insurance subsidiary and any of its subsidiaries; (ii) provided that an Insurance Subsidiary does not serve as a Guarantor of the Credit Agreement; and (iii) provided that Insurance Subsidiaries are permitted to incur intercompany indebtedness. Insurance Subsidiaries will not be required to serve as Guarantors of the Parent's unsecured notes so long as they are not guarantors of the Credit Agreement.

The Amendment is guaranteed by the Company and the Guarantors pursuant to the Guarantee Agreement among the Company, Advance Stores and the Guarantors in favor of the Agent for the lenders under the 2017 Credit Agreement.

Some lenders under the Amendment and their affiliates have various commercial relationships with the Company and its subsidiaries involving the provision of financial services, including cash management, investment banking and general financing services.

The foregoing description does not constitute a complete summary of the Amendment and is qualified by reference in its entirety to the full text of the Amendment filed as Exhibit 10.1 herewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1
Amendment No. 2 to the Credit Agreement, dated as of January 10, 2019, among Advance Auto Parts, Inc., Advance Stores Company, Incorporated, the lenders party thereto, and Bank of America, N.A., as Administrative Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.

Date: January 15, 2019	/s/ Jeffrey W. Shepherd
Jeffrey W. Shepherd
Executive Vice President, Chief Financial Officer, Controller and Chief Accounting Officer